UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2023

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Water Canyon Road, Unit 1 Winnemucca, Nevada	89445
(Address of Principal Executive Offices)	(Zip Code)

(775) 304-0260
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2023, Hycroft Mining Holding Corporation (the “Company”) held its 2023 virtual annual meeting of stockholders (the “Annual Meeting”), to vote on the following matters:

1. Election of Directors

Each of the following seven nominees was elected to serve on the Company’s Board of Directors, in accordance with the voting results listed below, to serve until the Company’s 2024 annual meeting of stockholders or until their successor is elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Diane R. Garrett	83,301,182	3,339,165	1,447,589	39,126,510
Sean Goodman	80,090,411	6,107,567	1,889,958	39,126,510
Michael Harrison	82,499,309	3,061,100	2,527,527	39,126,510
Stephen Lang	77,469,225	2,090,704	2,528,007	39,126,510
David C. Naccarati	82,377,758	3,119,834	2,590,344	39,126,510
Thomas Weng	78,255,792	7,299,191	2,532,953	39,126,510
Marni Wieshofer	80,628,478	4,883,965	2,575,493	39,126,510

2. Reverse Stock Split

Stockholders voted to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the outstanding shares of the Company’s Class A common stock, par value $0.0001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-25, with such ratio to be determined at the sole discretion of the Company’s Board of Directors, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
110,560,027	16,094,520	559,899	-

3. Ratification of Auditors

Stockholders voted to ratify the Audit Committee’s appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
120,727,898	2,854,530	3,632,018	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2023	Hycroft Mining Holding Corporation

	By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer